                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL THESE MEN BY THESE PRESENTS, that D. Chris Mitchell hereby constitutes and appoints A. Kenneth Pincourt, Jr. as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in his name, place and stead, and in any and all capacities, to sign Todhunter International, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 1996 (the "Report") to be filed with the United States Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

December 16, 1996

Signature:

         /s/ D. CHRIS MITCHELL
----------------------------------------
      D. Chris Mitchell, Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL THESE MEN BY THESE PRESENTS, that Joseph A. Loveland, Jr. hereby constitutes and appoints A. Kenneth Pincourt, Jr. as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in his name, place and stead, and in any and all capacities, to sign Todhunter International, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 1996 (the "Report") to be filed with the United States Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

December 16, 1996

Signature:

      /s/ JOSEPH A. LOVELAND, JR.
----------------------------------------
   Joseph A. Loveland, Jr., Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL THESE MEN BY THESE PRESENTS, that Thomas A. Valdes hereby constitutes and appoints A. Kenneth Pincourt, Jr. as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in his name, place and stead, and in any and all capacities, to sign Todhunter International, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 1996 (the "Report") to be filed with the United States Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

December 16, 1996

Signature:

          /s/ THOMAS A. VALDES
----------------------------------------
       Thomas A. Valdes, Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL THESE MEN BY THESE PRESENTS, that Troy Edwards hereby constitutes and appoints A. Kenneth Pincourt, Jr. as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in his name, place and stead, and in any and all capacities, to sign Todhunter International, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 1996 (the "Report") to be filed with the United States Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

December 16, 1996

Signature:

            /s/ TROY EDWARDS
----------------------------------------
      Troy Edwards, Treasurer and
        Chief Financial Officer

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL THESE MEN BY THESE PRESENTS, that Leonard G. Rogers hereby constitutes and appoints A. Kenneth Pincourt, Jr. as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in his name, place and stead, and in any and all capacities, to sign Todhunter International, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 1996 (the "Report") to be filed with the United States Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

December 16, 1996

Signature:

         /s/ LEONARD G. ROGERS
----------------------------------------
      Leonard G. Rogers, Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL THESE MEN BY THESE PRESENTS, that W. Gregory Robertson hereby constitutes and appoints A. Kenneth Pincourt, Jr. as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in his name, place and stead, and in any and all capacities, to sign Todhunter International, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 1996 (the "Report") to be filed with the United States Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

December 16, 1996

Signature:

        /s/ W. GREGORY ROBERTSON
----------------------------------------
     W. Gregory Robertson, Director

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL THESE MEN BY THESE PRESENTS, that Jay S. Maltby hereby constitutes and appoints A. Kenneth Pincourt, Jr. as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in his name, place and stead, and in any and all capacities, to sign Todhunter International, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 1996 (the "Report") to be filed with the United States Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

December 16, 1996

Signature:

           /s/ JAY S. MALTBY
----------------------------------------
        Jay S. Maltby, Director